Events after the balance sheet date	12 Months Ended
Dec. 31, 2019
Disclosure of non-adjusting events after reporting period [abstract]
Events after the balance sheet date
42 Events after the balance sheet date
On 12 February 2020, we announced that we will conduct a strategic review of the ISAL smelter in Iceland to determine the operation’s ongoing viability and explore options to improve its competitive position.  We expect to complete the review in the first half of 2020.
On 20 February 2020, our subsidiary Energy Resources of Australia Ltd (ERA) announced the completion of an entitlement offer, which was underwritten by the Group.  As a result of the issue of new shares to the Group, our interest in ERA has increased from 68.39% to 86.33%.